Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events
Subsequent Events

16. Subsequent Events

        In January 2014, we redeemed the 150,000 British pounds sterling (approximately $248,000) in aggregate principal amount outstanding of our 7 1/4% Notes at 100% of par, plus accrued and unpaid interest, utilizing borrowings under our Revolving Credit Facility and cash on-hand.

        During the first quarter of 2014, in order to further enhance our international operations, we acquired, for an aggregate purchase price of approximately $39,600, Tape Management Services Pty Ltd, a data management company with operations in Australia, and RM Arsiv Yönetim Hizmetleri Ticaret Anonim Sirketi, a records and information management company with operations in Turkey.

        In January 2014, in conjunction with a facility consolidation plan, we disposed of two facilities in the United Kingdom which resulted in net cash proceeds of approximately $16,500. We will record a gain of approximately $9,300 within (gain)/loss on disposal/write-down of property, plant and equipment, net in the first quarter of 2014 as a result of these dispositions.

        On February 5, 2014, we experienced a fire at a facility we own in Buenos Aires, Argentina. As a result of the quick response by local fire authorities, the fire was contained before the entire facility was destroyed and all employees were safely evacuated; however, a number of first responders lost their lives, or in some cases, were severely injured. The cause of the fire is currently being investigated. We believe we carry adequate insurance and are in the process of assessing the impact of the fire but do not expect that this event will have a material impact to our consolidated financial condition. Revenues from our operations at this facility represent less than 0.5% of our consolidated revenues.